Reference Number: FXNEC8590
Deutsche Bank Trust Company Americas, not in its individual capacity, but solely as trustee for the benefit of
RALI Series 2006-QS10 Trust
August 30, 2006

[OBJECT OMITTED]]
                                                                                  BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                                                                        MADISON AVENUE
                                                                                         NEW YORK, StateNEW YORK 10179
                                                                                                          212-272-4009

DATE:                                 August 30, 2006

TO:                                   Deutsche Bank Trust Company  Americas,  not in its individual capacity,  but solely as trustee for the benefit of RALI Series 2006-QS10 Trust,
                                      Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QS10
ATTENTION:                            Trust Administration, RALI Series 2006-QS10
TELEPHONE:                            714-247-6000
FACSIMILE:                            714-247-6285

FROM:                                 Derivatives Documentation
TELEPHONE:                            212-272-2711
FACSIMILE:                            212-272-9857

SUBJECT:                              Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER(S):                  FXNEC8590

The purpose of this letter agreement  ("Agreement") is to confirm the terms and conditions of the Transaction  entered into on the Trade Date specified below (the  "Transaction")  between Bear Stearns Financial Products Inc. ("BSFP") and
Deutsche Bank Trust Company Americas,  not in its individual  capacity,  but solely as trustee for the benefit of RALI
Series 2006-QS10 Trust, Mortgage Asset-Backed Pass-Through Certificates,  Series 2006-QS10 (the "Counterparty").  This
letter  agreement,  which evidences a complete and binding  agreement between you and us to enter into the Transaction on the terms set forth  below,  constitutes  a  "Confirmation"  as referred to in the ISDA Form Master  Agreement  (as defined below).

1.       This  Agreement  is  subject  to  and  incorporates  the  (the  "2000  Definitions"),  as  published  by  the
International  Swaps and Derivatives  Association,  Inc.  ("ISDA").  Any reference to a "Swap Transaction" in the 2000
Definitions  is deemed to be a reference to a  "Transaction"  for purposes of this  Agreement,  and any reference to a
"Transaction"  in this  Agreement  is  deemed to be a  reference  to a "Swap  Transaction"  for  purposes  of the 2000
Definitions.  You and we have agreed to enter into this  Agreement in lieu of  negotiating a Schedule to the 1992 ISDA
Master  Agreement  (Multicurrency--Cross  Border) form (the "ISDA Form Master  Agreement")  but,  rather,  an ISDA Form
Master  Agreement  shall be deemed to have been  executed by you and us on the date we entered  into the  Transaction.
In the event of any  inconsistency  between the  provisions  of this  Agreement and the  Definitions  or the ISDA Form
Master  Agreement,  this Agreement shall prevail for purposes of the  Transaction.  Terms  capitalized but not defined herein shall have the meaning  attributed  to them in the Series  Supplement,  dated as of August 1, 2006 (the "Series
Supplement"),  to the  Standard  Terms of Pooling and  Servicing  Agreement  dated as of March 1, 2006 (the  "Standard
Terms", and together with the Series Supplemental),  among Residential Accredit Loans, Inc. as Depositor,  Residential
Funding  Corporation  as Master  Servicer and  Deutsche  Bank Trust  Company  Americas as Trustee  (collectively,  the
"Pooling and Servicing Agreement").

2.     The terms of the particular Transaction to which this Confirmation relates are as follows:

       Notional Amount:                     With respect to any  Calculation  Period,  the amount set forth for such period in Schedule I attached hereto.

       Trade Date:                          August 4, 2006

       Effective Date:                      September 25, 2006

       Termination Date:                    February  25,  2015,   subject  to  adjustment  in  accordance  with  the  Business  Day
                                            Convention.

       FIXED AMOUNT (PREMIUM):

              Fixed Rate Payer:             Counterparty

              Fixed Rate Payer
              Payment Date:August 30, 2006

              Fixed Amount:                 USD 324,218.75

       FLOATING AMOUNTS:

              Floating Rate Payer:          BSFP

              Cap Rate:                     5.90000%

              Floating Rate Payer
              Period End Dates:             The  25th   calendar  day  of  each  month  during  the  Term  of  this
                                            Transaction,   commencing   October   25,   2006  and   ending  on  the
                                            Termination  Date,   subject  to  adjustment  in  accordance  with  the
                                            Business Day Convention.

              Floating Rate Payer
              Payment Dates:                Early  Payment  shall be  applicable.  The Floating  Rate Payer Payment
                                            Dates shall be two Business  Days  preceding  each  Floating Rate Payer
                                            Period End Date.

              Floating Rate Option:         USD-LIBOR-BBA,   provided,   however,   that  if  the   Floating   Rate
                                            determined  from such Floating Rate Option for any  Calculation  Period is greater than 8.90000%  then the Floating  Rate for such  Calculation
                                            Period shall be deemed to be 8.90000%.

              Designated Maturity:          One month

              Floating Rate Day
              Count Fraction:               30/360

              Reset Dates: The first day of each Calculation Period.

              Compounding: Inapplicable

       Business Days:                       New York

       Business Day Convention:             Following

3.   Additional Provisions:                 Each party hereto is hereby  advised and  acknowledges  that the other party has  engaged in (or  refrained  from  engaging  in)  substantial financial  transactions  and has  taken  (or  refrained  from  taking)
                                            other  material  actions  in  reliance  upon the entry by the  parties into the  Transaction  being entered into on the terms and  conditions set forth herein.

4.  Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1) [Intentionally omitted]

2) The parties agree that  subparagraph  (ii) of Section 2(c) of the ISDA Form Master  Agreement will apply to any
Transaction.

 3)  Termination  Provisions.  For  purposes  of the ISDA  Form  Master Agreement:

(a)      "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)      "Breach of Agreement" provision of Section 5(a)(ii) will not apply to BSFP or Counterparty.

(c)      "Credit  Support  Default"  provision  of  Section  5(a)(iii)  shall  not  apply to BSFP or  Counterparty;
provided,  however,  that the  provision of Section  5(a)(iii)  will apply to BSFP if BSFP  provides a guarantee or other contingent agreement pursuant to Section 4, paragraph 11 below

(d)      "Misrepresentation" provisions of Section 5(a)(iv) will not apply to BSFP or Counterparty.

(e)      The "Merger Without Assumption" provision of Section 5(a)(viii) will not apply to Counterparty.

(f)      "Specified  Transaction"  is not applicable to BSFP or  Counterparty  for any purpose,  and,  accordingly,
Section 5(a)(v) shall not apply to BSFP or Counterparty.

(g)      The "Cross Default" provisions of Section 5(a)(vi) shall not apply to BSFP or Counterparty.

(h)      The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(i)      The "Bankruptcy" provisions of Section 5(a)(vii)(2) will not apply to Counterparty.

(j)      The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(k)  Payments on Early Termination.  For the purpose of Section 6(e):

     (i) Market Quotation will apply.

     (ii)The Second Method will apply.

(l)      "Termination Currency" means United States Dollars.

(m) Tax Event.  The  provisions of Section  2(d)(i)(4) and 2(d)(ii) of the printed ISDA Form Master  Agreement  shall not apply  toCounterparty  such that the Counterparty shall not be required to pay any additional amounts referred to therein.

4) Tax Representations.

(a) Payer  Representations.  For the purpose of Section 3(e) of the ISDA Form Master Agreement,  each of BSFP and the
Counterparty will make the following representations:

It is not  required  by any  applicable  law,  as  modified by the  practice  of any  relevant  governmental  revenue authority,  of any Relevant  Jurisdiction  to make any deduction or withholding for or on account of any Tax from any payment  (other than interest under Section 2(e),  6(d)(ii) or 6(e) of the ISDA Form Master  Agreement) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

     (i) the  accuracy of any  representations  made by the other party  pursuant to Section  3(f) of the ISDA Form
     Master Agreement;

     (ii)the  satisfaction of the agreement  contained in Section  4(a)(iii) of the ISDA Form Master  Agreement and
     the accuracy and  effectiveness of any document  provided by the other party pursuant to Section  4(a)(iii) of the ISDA Form Master Agreement; and

     (iii) the  satisfaction  of the agreement of the other party contained in Section 4(d) of the ISDA Form Master
     Agreement,  provided that it shall not be a breach of this  representation  where reliance is placed on clause
     (ii) and the other party does not deliver a form or document  under Section  4(a)(iii) of the ISDA Form Master
     Agreement by reason of material prejudice to its legal or commercial position.

(b) Payee  Representations.  For the purpose of Section  3(f) of the ISDA Form Master  Agreement,  each of BSFP and the Counterparty make the following representations.

      The following representation will apply to BSFP:

         BSFP  is  a  corporation   organized   under  the  laws  of  the   United   States  and  its
         U.S. taxpayer identification number is 13-3866307.

         The following representation will apply to the Counterparty:

         Deutsche  Bank Trust Company  Americas is the Trustee for the benefit of RALI Series  2006-QS10  Trust,  a common law trust organized under the laws of the State of New York.

5)  Limitation  on  Events  of  Default.  Notwithstanding  the terms of  Sections  5 and 6 of the ISDA Form  Master
Agreement,  if at any time and so long as  Counterparty  has  satisfied in full all its payment  obligations  under
Section  2(a)(i) of the ISDA Form  Master  Agreement  and has at the time no future  payment  obligations,  whether absolute or contingent,  under such Section,  then unless BSFP is required  pursuant to appropriate  proceedings to return to Counterparty or otherwise  returns to  Counterparty  upon demand of Counterparty  any portion of any such payment,  (a) the occurrence of an event  described in Section 5(a) of the ISDA Form Master  Agreement with respect to  Counterparty  shall  not  constitute  an Event of  Default  or  Potential  Event of  Default  with  respect  to
Counterparty  as Defaulting  Party and (b) BSFP shall be entitled to designate an Early  Termination  Date pursuant to Section 6 of the ISDA Form  Master  Agreement  only as a result of the  occurrence  of a  Termination  Event set forth in either  Section  5(b)(i)  or  5(b)(ii)  of the ISDA Form  Master  Agreement  with  respect  to BSFP as the
Affected  Party,  or Section  5(b)(iii)  of the ISDA Form Master  Agreement  with  respect to BSFP as the  Burdened
Party.  For purposes of the  Transaction to which this Agreement  relates,  Counterparty's  only  obligation  under
Section 2(a)(i) of the ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

6) Documents to be Delivered. For the purpose of Section 4(a)(i) and 4(a) (iii) of the ISDA Form Master Agreement:

(1)  Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO DELIVER DOCUMENT    FORM/DOCUMENT/                     DATE BY WHICH TO
                                      CERTIFICATE                        BE DELIVERED

BSFP and the Counterparty             Any  document  required  or        Promptly  after the  earlier of (i)
                                      reasonably   requested   to        reasonable  demand by either  party
                                      allow  the  other  party to        or (ii)  learning that such form or
                                      make  payments  under  this        document is required
                                      Agreement    without    any
                                      deduction  or   withholding
                                      for  or on the  account  of
                                      any   Tax  or   with   such
                                      deduction  or   withholding
                                      at a reduced rate

(2)  Other documents to be delivered are:

PARTY REQUIRED TO        FORM/DOCUMENT/                   DATE BY WHICH TO             COVERED BY SECTION
DELIVER DOCUMENT         CERTIFICATE                      BE DELIVERED                 3(D) REPRESENTATION

BSFP and the             Any documents required by the    Upon the execution and       Yes
Counterparty             receiving party to evidence the  delivery of this Agreement
                         authority of the delivering      and such Confirmation
                         party or its Credit Support
                         Provider, if any, for it to
                         execute and deliver this
                         Agreement, any Confirmation,
                         and any Credit Support
                         Documents to which it is a
                         party, and to evidence the
                         authority of the delivering
                         party or its Credit Support
                         Provider to perform its
                         obligations under this
                         Agreement, such Confirmation
                         and/or Credit Support Document,
                         as the case may be

BSFP and the             A certificate of an authorized   Upon the execution and       Yes
Counterparty             officer of the party, as to      delivery of this Agreement
                         the incumbency and authority     and such Confirmation
                         of the respective officers of
                         the party signing this
                         Agreement.

BSFP                     Legal opinion(s) with respect    Upon the execution and       No
                         to such party and its Credit     delivery of this Agreement
                         Support Provider, if any, for    and any Confirmation
                         it reasonably satisfactory in
                         form and substance to the
                         other party relating to the
                         enforceability of the party's
                         obligations under this
                         Agreement.

BSFP                     A copy of the most recent        Promptly after request by    Yes
                         annual report of such            the other party
                         party (only if available) and
                         its Credit Support Provider,
                         if any, containing in all
                         cases audited consolidated
                         financial statements for each
                         fiscal year certified by
                         independent certified public
                         accountants and prepared in
                         accordance with generally
                         accepted accounting principles
                         in the United States or in the
                         country in which such party is
                         organized

The Counterparty         Copies of closing documents      Promptly upon request by     Yes
                         delivered in connection with     BSFP
                         the issuance of the
                         Certificates Reference
                         Security (as defined above)

The Counterparty         Each other report or other       Promptly upon request by     Yes
                         document required to be          BSFP, or with respect to
                         delivered by or to the           any particular type of
                         Counterparty under the terms     report or other document
                         of the Pooling and Servicing     as to which BSFP has
                         Agreement, other than those      previously made request to
                         required to be delivered         receive all reports or
                         directly by the Trustee to       documents of that type,
                         BSFP thereunder                  promptly upon delivery or
                                                          receipt of such report or
                                                          document by the
                                                          Counterparty

The Counterparty         Evidence, in form and            Upon execution and           Yes
                         substance reasonably             delivery of this Agreement
                         satisfactory to the other
                         party, that the party's
                         Process Agent acknowledges its
                         agreement to serve such
                         function

Counterparty             An executed copy of the          Within 30 days after the     No
                         Pooling and Servicing Agreement  date of this Agreement.

7)  Miscellaneous.

(a)      Address for Notices:  For the purposes of Section 12(a) of the ISDA Form Master Agreement:

         Address for notices or communications to BSFP:

                  Address:          383 Madison Avenue, New York, New York  10179
                  Attention:        DPC Manager
                  Facsimile:        (212) 272-5823

         with a copy to:

                  Address:          One Metrotech Center North, Brooklyn,  New York 11201
                  Attention:        Derivative Operations - 7th Floor
                  Facsimile:        (212) 272-1634

                  (For all purposes)

         Address for notices or communications to the Counterparty:

                  Address:          Deutsche Bank Trust Company Americas
                                    1761 East St. Andrew Place
                                    Santa Ana, CA 92705
                  Attention:        Trust Administration, RALI Series 2006-QS10
                  Facsimile:        (714) 247-6285
                  Phone:            (714) 247-6000

                  (For all purposes)

(b)      Process Agent.  For the purpose of Section 13(c) of the ISDA Form Master Agreement:

                           BSFP appoints as its
                           Process Agent:            Not Applicable

                           The Counterparty appoints as its
                           Process Agent:            Not Applicable

(c)      Offices.  The  provisions  of  Section  10(a) of the ISDA  Form  Master  Agreement  will not apply to this
         Agreement;  neither  BSFP nor the  Counterparty  have any  Offices  other than as set forth in the Notices
         Section and BSFP agrees that,  for purposes of Section  6(b) of the ISDA Form Master  Agreement,  it shall not in future have any Office other than one in the United States.

(d)      Multibranch Party.  For the purpose of Section 10(c) of the ISDA Form Master Agreement:

         BSFP is not a Multibranch Party.

         The Counterparty is not a Multibranch Party.

(e)      Calculation Agent.  The Calculation Agent is BSFP.

(f)      Credit Support Document.

         BSFP:    Not applicable,  except for any guarantee or contingent  agreement  delivered pursuant to Section
         4, paragraph 11 below.

         The Counterparty:  Not Applicable.

(g)      Credit Support Provider.

         BSFP:    Not  applicable,   except  for  any  guarantor   or other  provider  of credit  support  pursuant
         to Section 4,   paragraph 11 below.

         The Counterparty:  Not Applicable

(h)      Governing  Law. The parties to this ISDA  Agreement  hereby agree that this  Agreement will be governed by and construed in accordance with the laws of the State of New  York without  reference to choice of law doctrine except Section 5-1401 and Section 5-1402 of the New York General Obligation Law.

(i)      Non-Petition.  BSFP hereby irrevocably and  unconditionally  agrees that it will not institute against, or join any  other  person  in  instituting  against  or cause any other  person  to  institute  against  the
         Counterparty,  any bankruptcy,  reorganization,  arrangement,  insolvency, or similar proceeding under the laws of the United States,  or any other  jurisdiction  for the non-payment of any amount due hereunder or any other reason until the payment in full of the  Certificates  (as defined in the Pooling and  Servicing
         Agreement)  and the  expiration  of a period of one year  plus ten days (or,  if  longer,  the  applicable preference period) following such payment.

(j)      Non-Recourse  Provisions.  Notwithstanding  anything  to  the  contrary  contained  herein,  none  of  the
         Counterparty or any of its officers,  directors,  or shareholders  (the  "Non-recourse  Parties") shall be personally  liable for the payment by or on behalf of the Issuer  hereunder,  and BSFP shall be limited to a  proceeding  against  the  Collateral  or against  any other  third  party  other than the  Non-recourse
         Parties,  and BSFP shall not have the right to proceed  directly  against the Issuer for the  satisfaction of any monetary claim against the  Non-recourse  Parties or for any deficiency  judgment  remaining  after foreclosure of any property  included in such  Collateral and following the realization of the Collateral, any claims of BSFP shall be extinguished.

(k)      Severability.     If any term,  provision,  covenant,  or condition of this Agreement,  or the application thereof to any party or circumstance,  shall be held to be invalid or unenforceable  (in whole or in part)
         for any reason, the remaining terms,  provisions,  covenants, and conditions hereof shall continue in full force and effect and shall remain  applicable to all other parties  circumstances as if this Agreement had been  executed  with the invalid or  unenforceable  portion  eliminated,  so long as this  Agreement as so modified continues to express,  without material change, the original  intentions of the parties as to the subject  matter  of  this  Agreement  and the  deletion  of  such  portion  of  this  Agreement  will  not substantially impair the respective benefits or expectations of the parties.

         The parties shall endeavor to engage in good faith  negotiations  to replace any invalid or  unenforceable term,  provision,  covenant  or  condition  with a valid  or  enforceable  term,  provision,  covenant  or condition,  the  economic  effect  of  which  comes  as  close  as  possible  to  that of the  invalid  or unenforceable term, provision, covenant or condition.

(l)      Consent to Recording.  Each party hereto  consents to the  monitoring  or recording,  at any time and from time to time,  by the other  party of any and all  communications  between  officers or  employees  of the parties,  waives any further  notice of such  monitoring or  recording,  and agrees to notify its officers and employees of such monitoring or recording.

(m)      Waiver of Jury Trial.      Each  party to this  Agreement  respectively  waives any right it may have to a trial by jury in respect of any  Proceedings  relating to this Agreement,  any Credit Support  Document or any of the transactions contemplated hereby.

(n)      Limited  Set-Off.  Notwithstanding  any  provision  of this  Agreement  or any  other  existing  or future agreement,  each  party  irrevocably  waives  any and all  rights it may have to set off,  net,  recoup or otherwise  withhold or suspend or condition  payment or performance  of any obligation  between it and the other party hereunder  against any obligation  between it and the other party under any other  agreements.
         The  provisions  for Set-off set forth in Section 6(e) of the ISDA Form Master  Agreement  shall not apply for purposes of this Transaction.

(o)      This  Agreement  may be executed in several  counterparts,  each of which shall be deemed an original  but all of which together shall constitute one and the same instrument.

(p)      Trustee  Liability  Limitations.  It is  expressly  understood  and agreed by the parties  hereto that (a)
         this Agreement is executed and delivered by Deutsche Bank Trust Company Americas  ("Deutsche  Bank"),  not
         individually  or personally but solely as Trustee of the  Counterparty,  in the exercise of the powers and authority  conferred  and  vested  in it  under  the  Pooling  and  Servicing  Agreement,  (b) each of the representations,  undertakings  and agreements  herein made on the part of the RALI Series 2006-QS10 Trust
         (the  "Trust") are made and intended  not as personal  representations,  undertakings  and  agreements  by
         Deutsche  Bank but is made and  intended  for the purpose of binding  only the  Counterparty,  (c) nothing herein  contained  shall be  construed  as creating  any  liability  on  Deutsche  Bank,  individually  or personally,  to perform any covenant either expressed or implied contained herein, all such liability,  if any,  being  expressly  waived by the parties  hereto and by any Person  claiming by, through or under the parties hereto;  provided that nothing in this paragraph  shall relieve  Deutsche Bank from performing its duties and obligations  under the Pooling and Servicing  Agreement in accordance with the standard of care set forth  therein,  and (d) under no  circumstances  shall  Deutsche  Bank be  personally  liable for the payment of any  indebtedness  or  expenses of the  Counterparty  or be liable for the breach or failure of any obligation,  representation,  warranty or covenant made or undertaken by the  Counterparty  under this
         Agreement or any other related documents.

8)  "Affiliate"  will have the meaning  specified in Section 14 of the ISDA Form Master  Agreement,  provided  that
BSFP and the Counterparty shall not be deemed to have any Affiliates for purposes of this Agreement,  including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement.

9) Section 3 of the ISDA Form  Master  Agreement  is hereby  amended  by adding at the end  thereof  the  following subsection (g):

         "(g)     Relationship Between Parties.

                           Each  party  represents  to  the  other  party  on  each  date  when  it  enters  into a
                           Transaction that:

                  (1)  Nonreliance.  (i) It is not relying on any  statement or  representation  of the other party regarding the Transaction  (whether written or oral),  other than the  representations  expressly made in this  Agreement  or the  Confirmation  in  respect  of that  Transaction  and (ii) it has consulted with its own legal,  regulatory,  tax, business,  investment,  financial and accounting advisors to the extent it has deemed necessary,  and it has made its own investment,  hedging and trading  decisions  based upon its own judgement and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

                  (2) Evaluation and Understanding.

                  (i) It has the  capacity to evaluate  (internally  or through  independent  professional  advice)
                  the Transaction and has made its own decision to enter into the Transaction; and

                  (ii) It understands  the terms,  conditions and risks of the  Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose.  It is entering  into the  Transaction  for the purposes of managing its  borrowings or  investments,  hedging its underlying  assets or  liabilities or in connection  with a line of business.

                  (4)  Principal.  It is entering into the  Transaction  as  principal,  and not as agent or in any other capacity, fiduciary or otherwise.

                  (5)  Eligible  Contract  Participant.  It is an  "eligible  swap  participant"  as  such  term is defined  in  Section  35.1(b)(2)  of the  regulations  (17 C.F.R 35)  promulgated  under,  an and
                  "eligible  contract  participant" as defined in Section 1(a)(12) of, the Commodity  Exchange Act, as amended,  and it is entering into the  Transaction for the purposes of managing its borrowings or  investments,  hedging its underlying  assets or  liabilities or in connection  with a line of business."

10) Additional Termination Events.  The following Additional Termination Events will apply:

(a) If a Rating Agency  Downgrade has occurred and BSFP has not complied with Section 11 below,  then an Additional
Termination  Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected  Party with respect to such an Additional Termination Event.

(b) Cap  Disclosure  Event.  If,  upon the  occurrence  of a Cap  Disclosure  Event (as  defined in Section  12(ii)
below),  BSFP has not,  within 10 days after such Cap  Disclosure  Event  complied with any of the  provisions  set forth in Section 12(iii) below,  then an Additional  Termination Event shall have occurred with respect to BSFP and
BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

11) Rating Agency Downgrade.  In the event that (i) BSFP's long-term  unsecured and  unsubordinated  debt rating is reduced below "AA-" by S&P or (ii) its long-term  unsecured and unsubordinated  debt rating is withdrawn or reduced below "Aa3" by Moody's  (and  together  with S&P and  Moody's,  the "Rating  Agency",  and such rating  thresholds,
"Approved Rating  Thresholds"),  then within 30 days after such rating withdrawal or downgrade  (unless,  within 30 days after such  withdrawal or downgrade,  each such Rating Agency,  as applicable,  has  reconfirmed the rating of the Certificates,  which was in effect  immediately prior to such withdrawal or downgrade),  BSFP shall, at its own expense,  subject to the Rating Agency  Condition,  either (i) transfer this Agreement to another entity that meets or exceeds the Approved Rating Thresholds on terms  substantially  similar to this Agreement (ii) obtain a guaranty of, or other agreement of another person with the Approved Rating  Thresholds,  to honor,  BSFP's obligations under this  Agreement  (iii) post  collateral  which will be  sufficient  to restore the  immediate  prior ratings of the
Certificates  or (iv) take any other action that  satisfies the Rating Agency  Condition.  In the event that BSFP's long-term  unsecured  and  unsubordinated  debt rating is withdrawn or reduced  below "BBB-" by S&P, then within 10
Business Days after such rating  withdrawal or downgrade,  BSFP shall,  subject to the Rating Agency  Condition and at its own  expense,  either (i) secure  another  entity to replace BSFP as party to this  Agreement  that meets or exceeds the Approved  Rating  Thresholds on terms  substantially  similar to this  Agreement (ii) obtain a guaranty of, or other agreement of another person with the Approved Rating  Thresholds,  to honor,  BSFP's obligations under this  Agreement or (iii) take any other action that  satisfies  the Rating Agency  Condition.  For purposes of this provision,  "Rating  Agency  Condition"  means,  with  respect to any  particular  proposed  act or omission to act hereunder  that the party acting or failing to act must consult with each of the Rating  Agencies then  providing a rating of the  Certificates  and receive from each of the Rating  Agencies a prior  written  confirmation  that the proposed action or inaction would not cause a downgrade,  qualification  or withdrawal of the  then-current  rating of the Certificates.

12)  Compliance with Regulation AB.

(i) BSFP agrees and  acknowledges  that the  Residential  Funding  Corporation or its affiliates (the "Sponsor") is required  under  Regulation AB under the Securities  Act of 1933, as amended,  and the  Securities  Exchange Act of
1934, as amended (the "Exchange Act") ("Regulation AB"), to disclose certain financial  information  regarding BSFP or its group of affiliated entities, if applicable,  depending on the aggregate  "significance  percentage" of this
Agreement and any other derivative contracts between BSFP or its group of affiliated entities,  if applicable,  and
Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii) It shall be a cap  disclosure  event ("Cap  Disclosure  Event") if, on any Business Day after the date hereof,
Sponsor  requests  from BSFP the  applicable  financial  information  described in Item 1115 of Regulation AB (such request to be based on a reasonable  determination  by Sponsor,  in good faith,  that such  information is required under Regulation AB) (the "Cap Financial Disclosure").

(iii) Upon the occurrence of a Cap  Disclosure  Event,  BSFP, at its own expense,  shall (a) provide to Sponsor the
Cap  Financial  Disclosure,  (b)  secure  another  entity  to  replace  BSFP as  party to this  Agreement  on terms substantially  similar to this Agreement and subject to prior  notification  to the Rating  Agencies,  which entity
(or a  guarantor  therefor)  satisfies  the Rating  Agency  Condition  and which  entity is able to comply with the requirements  of Item 1115 of Regulation  AB or (c) obtain a guaranty of BSFP's  obligations  under this  Agreement from an affiliate of the BSFP that is able to comply with the  financial  information  disclosure  requirements  of
Item 1115 of Regulation AB, such that  disclosure  provided in respect of the affiliate will satisfy any disclosure requirements  applicable to BSFP,  and cause such  affiliate to provide Cap Financial  Disclosure.  If permitted by
Regulation  AB, any required Cap Financial  Disclosure may be provided by  incorporation  by reference from reports filed pursuant to the Exchange Act.

(iv) BSFP agrees that,  in the event that BSFP provides Cap  Financial  Disclosure  to Sponsor in  accordance  with
Section  11(iii)(a)  or causes its affiliate to provide Cap  Financial  Disclosure  to Sponsor in  accordance  with
Section  11(iii)(c),  it will indemnify and hold harmless  Sponsor,  its  respective  directors or officers and any person  controlling  Sponsor,  from and against any and all losses,  claims,  damages and liabilities caused by any untrue  statement or alleged  untrue  statement of a material fact  contained in such Cap  Financial  Disclosure or caused by any omission or alleged  omission to state in such Cap  Financial  Disclosure a material fact required to be stated  therein or necessary to make the  statements  therein,  in light of the  circumstances  under which they were made, not misleading.

13) Third Party Beneficiary.  Sponsor shall be a third party beneficiary of this Agreement.

14)  Transfer,  Amendment  and  Assignment.  No  transfer,  amendment,  waiver,  supplement,  assignment  or  other modification  of this  Transaction  shall be  permitted by either  party  (other than a change of  Counterparty  in connection  with a change of Trustee in  accordance  with the Pooling and Servicing  Agreement)  unless (i) each of
Moody's Investors Service,  Inc.  ("Moody's"),  Fitch Ratings Ltd. ("Fitch") and Standard and Poor's, a Division of
the McGraw Hill Companies  ("S&P"),  has been provided  notice of the same,  and confirms in writing  (including by facsimile transmission) that it will not downgrade,  qualify,  withdraw or otherwise modify its then-current rating of the RALI  Series 2006-QS10 Certificates (the "Certificates").

          NEITHER THE BEAR STEARNS  COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES
          INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT  PROVIDER ON THIS AGREEMENT OR ANY  TRANSACTION
          COVERED HEREBY.

              5.  Account Details and
                   Settlement Information:  PAYMENTS TO BSFP:
                                                   Citibank, N.A., New York
                                                   ABA Number: 021-0000-89, for the account of
                                                   Bear, Stearns Securities Corp.
                                                   Account Number: 0925-3186, for further credit to
                                                   Bear Stearns Financial Products Inc.
                                                   Sub-account  Number: 102-04654-1-3
                                                   Attention: Derivatives Department

                                                   PAYMENTS TO COUNTERPARTY:
                                                   Deutsche Bank Trust Company Americas
                                                   ABA#:  021001033
                                                   Acct. #:  014-19-663
                                                   Acct. Name:  NYLTD Funds Control - Stars West
                                                   Ref. RALI 2006-QS10 (RF06QA) - Swap Payment

Counterparty  agrees to check this Agreement and to confirm that the foregoing  correctly sets forth the terms of the agreement  between the parties  hereto with  respect to the  Transaction  (and,  to the extent  covered  hereby,  any subsequent  Transaction)  by signing in the space below and  returning to BSFP at  facsimile  number  212-272-9857  a signed  facsimile of this  Agreement.  For inquiries  regarding  U.S.  Transactions,  please  contact SUSAN DONLON by telephone  at  212-272-2364.  For all other  inquiries  please  contact  DERIVATIVES  DOCUMENTATION  by  telephone at
353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed the Transaction with you.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:       /s/ Leticia Chevere
Name:     Leticia Chevere
Title:    Authorized Signatory

AGREED AND ACCEPTED AS OF THE TRADE DATE
DEUTSCHE BANK TRUST COMPANY AMERICAS, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE FOR RALI SERIES
2006-QS10 TRUST, MORTGAGE  ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2006-QS10

By:       /s/ Amy Stoddard
Name:    Amy Stoddard
Title:   Authorized Signer

                                                    SCHEDULE I
              (all such dates subject to adjustment in accordance with the Business Day Convention)

                                                                                           NOTIONAL AMOUNT
          FROM AND INCLUDING                       TO BUT EXCLUDING                             (USD)
            Effective Date                            10/25/2006                            49,523,789.56
              10/25/2006                              11/25/2006                            48,987,507.75
              11/25/2006                              12/25/2006                            48,392,126.75
              12/25/2006                              1/25/2007                             47,738,828.98
               1/25/2007                              2/25/2007                             47,029,005.38
               2/25/2007                              3/25/2007                             46,264,252.44
               3/25/2007                              4/25/2007                             45,446,368.10
               4/25/2007                              5/25/2007                             44,577,346.32
               5/25/2007                              6/25/2007                             43,659,370.54
               6/25/2007                              7/25/2007                             42,694,805.90
               7/25/2007                              8/25/2007                             41,686,190.25
               8/25/2007                              9/25/2007                             40,636,224.08
               9/25/2007                              10/25/2007                            39,610,477.07
              10/25/2007                              11/25/2007                            38,608,394.92
              11/25/2007                              12/25/2007                            37,629,436.01
              12/25/2007                              1/25/2008                             36,673,071.07
               1/25/2008                              2/25/2008                             35,738,782.90
               2/25/2008                              3/25/2008                             34,826,066.14
               3/25/2008                              4/25/2008                             33,934,426.94
               4/25/2008                              5/25/2008                             33,063,382.74
               5/25/2008                              6/25/2008                             32,212,462.01
               6/25/2008                              7/25/2008                             31,381,203.97
               7/25/2008                              8/25/2008                             30,569,158.36
               8/25/2008                              9/25/2008                             29,775,885.24
               9/25/2008                              10/25/2008                            29,000,954.68
              10/25/2008                              11/25/2008                            28,243,946.58
              11/25/2008                              12/25/2008                            27,504,450.46
              12/25/2008                              1/25/2009                             26,782,065.19
               1/25/2009                              2/25/2009                             26,076,398.82
               2/25/2009                              3/25/2009                             25,387,068.35
               3/25/2009                              4/25/2009                             24,713,699.55
               4/25/2009                              5/25/2009                             24,055,926.71
               5/25/2009                              6/25/2009                             23,413,392.51
               6/25/2009                              7/25/2009                             22,785,747.78
               7/25/2009                              8/25/2009                             22,172,651.33
               8/25/2009                              9/25/2009                             21,573,769.79
               9/25/2009                              10/25/2009                            20,988,777.38
              10/25/2009                              11/25/2009                            20,417,355.78
              11/25/2009                              12/25/2009                            19,859,193.98
              12/25/2009                              1/25/2010                             19,313,988.03
               1/25/2010                              2/25/2010                             18,781,440.97
               2/25/2010                              3/25/2010                             18,261,262.62
               3/25/2010                              4/25/2010                             17,753,169.42
               4/25/2010                              5/25/2010                             17,256,884.33
               5/25/2010                              6/25/2010                             16,772,136.62
               6/25/2010                              7/25/2010                             16,298,661.76
               7/25/2010                              8/25/2010                             15,836,201.29
               8/25/2010                              9/25/2010                             15,384,502.63
               9/25/2010                              10/25/2010                            14,943,319.01
              10/25/2010                              11/25/2010                            14,512,409.30
              11/25/2010                              12/25/2010                            14,091,537.89
              12/25/2010                              1/25/2011                             13,680,474.54
               1/25/2011                              2/25/2011                             13,278,994.32
               2/25/2011                              3/25/2011                             12,886,877.41
               3/25/2011                              4/25/2011                             12,503,909.06
               4/25/2011                              5/25/2011                             12,129,879.42
               5/25/2011                              6/25/2011                             11,764,583.43
               6/25/2011                              7/25/2011                             11,407,820.75
               7/25/2011                              8/25/2011                             11,059,395.62
               8/25/2011                              9/25/2011                             10,719,116.76
               9/25/2011                              10/25/2011                            10,411,346.26
              10/25/2011                              11/25/2011                            10,111,147.79
              11/25/2011                              12/25/2011                             9,818,344.11
              12/25/2011                              1/25/2012                              9,532,762.03
               1/25/2012                              2/25/2012                              9,254,232.39
               2/25/2012                              3/25/2012                              8,982,589.89
               3/25/2012                              4/25/2012                              8,717,673.05
               4/25/2012                              5/25/2012                              8,459,324.10
               5/25/2012                              6/25/2012                              8,207,388.92
               6/25/2012                              7/25/2012                              7,961,716.92
               7/25/2012                              8/25/2012                              7,722,161.00
               8/25/2012                              9/25/2012                              7,488,577.44
               9/25/2012                              10/25/2012                             7,268,294.01
              10/25/2012                              11/25/2012                             7,053,574.63
              11/25/2012                              12/25/2012                             6,844,286.87
              12/25/2012                              1/25/2013                              6,640,301.41
               1/25/2013                              2/25/2013                              6,441,491.91
               2/25/2013                              3/25/2013                              6,247,734.99
               3/25/2013                              4/25/2013                              6,058,910.11
               4/25/2013                              5/25/2013                              5,874,899.55
               5/25/2013                              6/25/2013                              5,695,588.30
               6/25/2013                              7/25/2013                              5,520,864.06
               7/25/2013                              8/25/2013                              5,350,617.11
               8/25/2013                              9/25/2013                              5,184,740.31
               9/25/2013                              10/25/2013                             5,036,381.94
              10/25/2013                              11/25/2013                             4,891,863.10
              11/25/2013                              12/25/2013                             4,751,089.70
              12/25/2013                              1/25/2014                              4,613,969.88
               1/25/2014                              2/25/2014                              4,480,413.96
               2/25/2014                              3/25/2014                              4,350,334.41
               3/25/2014                              4/25/2014                              4,223,645.77
               4/25/2014                              5/25/2014                              4,100,264.61
               5/25/2014                              6/25/2014                              3,980,109.50
               6/25/2014                              7/25/2014                              3,863,100.94
               7/25/2014                              8/25/2014                              3,749,161.32
               8/25/2014                              9/25/2014                              3,638,214.89
               9/25/2014                              10/25/2014                             3,541,308.92
              10/25/2014                              11/25/2014                             3,446,876.12
              11/25/2014                              12/25/2014                             3,354,855.31
              12/25/2014                              1/25/2015                              3,265,186.77
               1/25/2015                           Termination Date                          3,177,812.22